Manpower Inc. 2006 4 Quarter Results Now Next January 30, 2007 Exhibit 99.2 th

Manpower Inc. 2006 4
th
Quarter Results
Forward Looking Statement
This presentation includes forward-looking statements which are subject to risks and uncertainties. Actual results might differ materially from those projected in the forward-looking statements.
Forward-looking statements can be identified by words such as
“expect,” “plan,” “may,” “will,” and similar expressions.  Additional information concerning factors that could cause actual results to materially differ from those in the forward-looking statements is contained in the Company’s Annual Report on Form 10-K dated
December 31, 2005, which information is incorporated herein by reference, and such other factors as may be described from time to time in the Company’s SEC filings.

Manpower Inc. 2006 4
th
Quarter Results
Consolidated Financial Highlights
Operating Profit
$170M
OP Margin
3.6%
9% CC
Revenue
$4.7B
Gross Margin
18.4%
EPS from Continuing Operations
$1.15
16%
9% CC
3 bps
40 bps
15%
30%
22% CC
Q4 Highlights
Throughout this presentation, the difference between reported variances and Constant Currency
(CC) variances represents the impact of currency on our financial results. Constant Currency is further explained on our Web site.

Manpower Inc. 2006 4
th
Quarter Results
Consolidated Gross Profit Margin Change
18.38%
18.35%
16%
17%
18%
19%
Q4 2005 2005 France
Payroll Tax
Audit
Settlement
Temporary
Recruitment
Permanent
Recruitment
Mix - Specialty Q4 2006
- 0.32% + 0.29%
- 0.45% + 0.51%

Manpower Inc. 2006 4
th
Quarter Results
United States Segment
Q4 Financial Highlights
1%
OUP Margin
5.1%
80 bps
Revenue
$528M
OUP
$27M
15%
Operating Unit Profit (OUP) is the measure that we use to evaluate segment performance. OUP is equal to segment revenues less direct costs and branch and national headquarters operating costs.

6 Manpower Inc. 2006 4 th Quarter Results France Segment Q4 Financial Highlights OUP Margin 3.9% Revenue $1.6B OUP $61M 17% 8% CC 40 bps 28% 18% CC

7 Manpower Inc. 2006 4 th Quarter Results EMEA Segment Q4 Financial Highlights OUP Margin 4.5% Revenue $1.8B OUP $81M 24% 14% CC 90 bps 55% 44% CC

Manpower Inc. 2006 4
th
Quarter Results
EMEA – Q4 Revenue Growth YoY
Revenue Growth - CC Revenue Growth
% of Segment
Revenue
18%
16%
14%
13%
8%
7%
7%
17%
29%
24%
40%
20%
28%
31%
34%
24%
-1%
21%
16%
11%
29%
14%
20%
8%
Other
Spain
Netherlands
Germany
Elan
UK - Manpower
Nordics
Italy

9 Manpower Inc. 2006 4 th Quarter Results Jefferson Wells Segment Q4 Financial Highlights OUP Margin 7.4% Revenue $85M OUP $6M 280 bps 12% 41%

10 Manpower Inc. 2006 4 th Quarter Results Right Management Segment Q4 Financial Highlights OUP Margin 0.5% Revenue $99M OUP $0.4M 2% 2% CC 320 bps 88% 74% CC

11 Manpower Inc. 2006 4 th Quarter Results Other Operations Segment Q4 Financial Highlights OUP Margin 3.4% Revenue $618M OUP $21M 15% 15% CC 20 bps 10% 10% CC

Manpower Inc. 2006 4
th
Quarter Results
Other Operations – Q4 Revenue Growth YoY
Revenue Growth - CC Revenue Growth
% of Segment
Revenue
35%
17%
14%
34%
30%
27%
2%
19%
8%
5%
7%
17%
Other
Australia/NZ
Mexico
Japan

13 Manpower Inc. 2006 4 th Quarter Results Financial Highlights

Manpower Inc. 2006 4
th
Quarter Results
Total Debt
Net Debt
Balance Sheet Highlights
416
370
280
135
842
902
735
823
0
250
500
750
1,000
2003 2004 2005 2006
Total Debt
($ in millions)
Total Debt to
Total Capitalization
39%
29%
26%
25%
0%
10%
20%
30%
40%
2003 2004 2005 2006

Manpower Inc. 2006 4
th
Quarter Results
* 3,972,600 shares in 2006 and 5,000,000 shares in 2005.
Proceeds from Sales of Businesses
Cash Flow Summary – Full Year
2006 2005
Cash from Operations
359 269
Capital Expenditures
(80) (78)
Free Cash Flow 279 191
Share Repurchases *
(236) (218)
Change in Debt
2 19
Other 52
–
Change in Cash
233 (77)
($ in millions)
133
Proceeds from Equity Plans
54
28
(56)
Dividends Paid (51)
(41)

Manpower Inc. 2006 4
th
Quarter Results
Up 20-22%
First Quarter Outlook
Revenue
U.S.
Flat/Down 2%
France
Up 15-17% (Up 7-9% CC)
EMEA
(Up 13-15% CC)
Jefferson Wells
Right Management
Up 2-4%
(Up/Down 1% CC)
Other
Up 11-13% (Up 11-13% CC)
Total
Up 13-15% (Up 8-10% CC)
Gross Profit Margin
17.8 - 18.0%
Operating Profit Margin
2.0 – 2.2%
Tax Rate from Continuing Operations
36.5%
EPS from Continuing Operations
$0.57 - $0.61
(Pos. $.04 Currency)
Down 4-6%

2006 4 th Quarter Results Now Next January 30, 2007

2006 4 th Quarter Results Questions? Answers January 30, 2007